UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2011

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On October 6, 2011, Level 3 Communications, Inc. (the “Company” or “Level 3”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K”) in connection with the completion on October 4, 2011 of the transactions contemplated by the Agreement and Plan of Amalgamation (the “Amalgamation Agreement”), dated as of April 10, 2011, by and among the Company, Apollo Amalgamation Sub, Ltd., a Bermuda exempted limited liability company and a wholly owned subsidiary of the Company (“Amalgamation Sub”), and Global Crossing Limited, a Bermuda exempted limited liability company (“Global Crossing”).

This Current Report on Form 8-K/A amends Item 9.01 of the Initial Form 8-K to present (i) the audited consolidated financial statements of Global Crossing as at December 31, 2010 and 2009, and for each of the three years ended December 31, 2010, (ii) the unaudited condensed consolidated financial statements of Global Crossing as of June 30, 2011 and December 31, 2010 and for the periods ended June 30, 2011 and 2010 and (iii) the unaudited pro forma condensed combined financial statements of Level 3 as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010 giving effect to the Global Crossing acquisition, each as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)                  Financial Statements of Business Acquired

The audited consolidated financial statements of Global Crossing as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

The unaudited condensed consolidated financial statements of Global Crossing as of June 30, 2011 and December 31, 2010 and for the periods ended June 30, 2011 and 2010 are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(a) by reference.

(b)                 Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Level 3 as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010, giving effect to the Global Crossing acquisition, are filed herewith as Exhibit 99.4 and incorporated in this Item 9.01(b) by reference.

(d)                 Exhibits

23.1         Consent of Ernst & Young LLP.

99.2         Audited consolidated financial statements of Global Crossing Limited as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by Level 3 Communications, Inc. on May 20, 2011).

99.3         Unaudited condensed consolidated financial statements of Global Crossing Limited as of June 30, 2011 and December 31, 2010 and for the periods ended June 30, 2011 and 2010 (Incorporated by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of Global Crossing Limited for the quarterly period ended June 30, 2011 filed with the Securities and Exchange Commission by Global Crossing Limited on August 4, 2011).

99.4         Unaudited pro forma condensed consolidated financial statements of Level 3 Communications, Inc. as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein
Senior Vice President

Date: October 27, 2011

Exhibit Index

Exhibit	Description

23.1	Consent of Ernst & Young LLP.

99.1

Audited consolidated financial statements of Global Crossing Limited as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by Level 3 Communications, Inc. on May 20, 2011).

99.2.

Unaudited condensed consolidated financial statements of Global Crossing Limited as of June 30, 2011 and December 31, 2010 and for the periods ended June 30, 2011 and 2010 (Incorporated by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of Global Crossing Limited for the quarterly period ended June 30, 2011 filed with the Securities and Exchange Commission by Global Crossing Limited on August 4, 2011).

99.3	Unaudited pro forma condensed consolidated financial statements of Level 3 Communications, Inc. as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010.